JOHN WILEY & SONS, INC.
REVISED SEGMENT RESULTS (1)
(in thousands)
(unaudited)

	Q123	Q223	Q323	Q423	FY23	FY22
Research:
Revenue, net
Research Publishing	$239,523	$232,641	$213,720	$240,889	$926,773	$963,715
Research Solutions	35,390	38,718	39,880	39,550	153,538	147,628
Total Revenue, net	$274,913	$271,359	$253,600	$280,439	$1,080,311	$1,111,343

Contribution to Profit	$69,023	$73,279	$56,860	$82,640	$281,802	$294,989
Adjustments:
Restructuring charges	81	1,179	317	605	2,182	238
Non-GAAP Adjusted Contribution to Profit	$69,104	$74,458	$57,177	$83,245	$283,984	$295,227
Depreciation and amortization	23,801	23,384	23,123	22,700	93,008	94,899
Non-GAAP Adjusted EBITDA	$92,905	$97,842	$80,300	$105,945	$376,992	$390,126

Learning:
Revenue, net
Academic	$58,748	$82,256	$82,822	$80,807	$304,633	$331,931
Professional	60,899	57,393	60,421	63,049	241,762	249,277
Total Revenue, net	$119,647	$139,649	$143,243	$143,856	$546,395	$581,208

Contribution to Profit	$610	$29,912	$28,453	$33,387	$92,362	$111,530
Adjustments:
Restructuring charges (credits)	3,131	3,664	1,415	(472)	7,738	(418)
Non-GAAP Adjusted Contribution to Profit	$3,741	$33,576	$29,868	$32,915	$100,100	$111,112
Depreciation and amortization	14,055	13,900	14,490	15,253	57,698	58,691
Non-GAAP Adjusted EBITDA	$17,796	$47,476	$44,358	$48,168	$157,798	$169,803

Held for Sale or Sold:
Total Revenue, net	$93,009	$103,828	$94,525	$101,832	$393,194	$390,377

Contribution to Profit	$(22,194)	$6,581	$(103,873)	$10,641	$(108,845)	$4,123
Adjustments:
Restructuring charges (credits)	3,492	281	508	1,356	5,637	(29)
Impairment of goodwill	—	—	99,800	—	99,800	—
Accelerated amortization of an intangible asset	4,594	—	—	—	4,594	—
Non-GAAP Adjusted Contribution to Profit	$(14,108)	$6,862	$(3,565)	$11,997	$1,186	$4,094
Depreciation and amortization	11,673	11,227	10,890	7,701	41,491	45,027
Non-GAAP Adjusted EBITDA	$(2,435)	$18,089	$7,325	$19,698	$42,677	$49,121

Corporate Expenses:	$(64,404)	$(52,333)	$(48,496)	$(44,196)	$(209,429)	$(191,366)
Adjustments:
Restructuring charges (credits)	15,737	8,832	6,567	2,696	33,832	(1,218)
Legal settlement	—	—	3,671	—	3,671	—
Non-GAAP Adjusted Contribution to Profit	$(48,667)	$(43,501)	$(38,258)	$(41,500)	$(171,926)	$(192,584)
Depreciation and amortization	4,156	3,910	3,939	4,457	16,462	16,553
Non-GAAP Adjusted EBITDA	$(44,511)	$(39,591)	$(34,319)	$(37,043)	$(155,464)	$(176,031)

Consolidated Results:
Revenue, net	$487,569	$514,836	$491,368	$526,127	$2,019,900	$2,082,928
Less: Held for Sale or Sold Segment	(93,009)	(103,828)	(94,525)	(101,832)	(393,194)	(390,377)
Adjusted Revenue	$394,560	$411,008	$396,843	$424,295	$1,626,706	$1,692,551

Operating (Loss) Income	$(16,965)	$57,439	$(67,056)	$82,472	$55,890	$219,276
Adjustments:
Restructuring charges (credits)	22,441	13,956	8,807	4,185	49,389	(1,427)
Impairment of goodwill	—	—	99,800	—	99,800	—
Legal settlement	—	—	3,671	—	3,671	—
Accelerated amortization of an intangible asset	4,594	—	—	—	4,594	—
Held for Sale or Sold Segment Adjusted Contribution to Profit	14,108	(6,862)	3,565	(11,997)	(1,186)	(4,094)
Non-GAAP Adjusted Operating Income	$24,178	$64,533	$48,787	$74,660	$212,158	$213,755
Depreciation and amortization	53,685	52,421	52,442	50,111	208,659	215,170
Less: Held for Sale or Sold Segment depreciation and amortization	(11,673)	(11,227)	(10,890)	(7,701)	(41,491)	(45,027)
Non-GAAP Adjusted EBITDA	$66,190	$105,727	$90,339	$117,070	$379,326	$383,898

Reconciliation of US GAAP EPS to Non-GAAP Adjusted EPS

US GAAP (Loss) Earnings Per Share - Diluted	$(0.32)	$0.68	$(1.29)	$1.22	$0.31	$2.62
Adjustments:
Impairment of goodwill	—	—	1.69	0.09	1.77	—
Legal settlement	—	—	0.05	—	0.05	—
Pension income related to the wind up of the Russia plan	—	—	—	(0.02)	(0.02)	—
Restructuring and related charges (credits)	0.30	0.19	0.12	0.06	0.66	(0.02)
Foreign exchange losses (gains) on intercompany transactions, including the write off of certain cumulative translation adjustments	0.01	0.03	(0.03)	(0.01)	0.01	0.02
Amortization of acquired intangible assets	0.36	0.30	0.29	0.26	1.21	1.21
Gain on sale of businesses and certain assets	—	—	—	(0.11)	(0.11)	(0.05)
Income tax adjustments	—	—	—	(0.04)	(0.04)	0.38
Held for Sale or Sold segment Adjusted Net Loss (Income) (2)	0.10	(0.18)	(0.04)	(0.26)	(0.36)	(0.41)
EPS impact of using weighted-average dilutive shares for adjusted EPS calculation	0.01	—	0.02	—	—	—
Non-GAAP Adjusted Earnings Per Share - Diluted	$0.46	$1.02	$0.81	$1.19	$3.48	$3.75

Notes:
(1) All amounts are approximate due to rounding.
(2) Our Adjusted EPS excludes the Adjusted Net Loss (Income) of our Held for Sale or Sold segment.